Supplement dated March 13, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn® Fund	5/1/2016
Effective March 14, 2017, the list of portfolio managers under the caption “Fund Management” in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
P. Zachary Egan, CFA	President, Global Chief Investment Officer, Portfolio Manager and Analyst	Co-manager since 2015	1999
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Co-manager since 2016	2015
The rest of the section remains the same.
Effective March 14, 2017, the information under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
P. Zachary Egan, CFA	President, Global Chief Investment Officer, Portfolio Manager and Analyst	Co-manager since 2015	1999
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Co-manager since 2016	2015
Mr. Egan is President and Global Chief Investment Officer of the Investment Manager and has been associated with the Investment Manager or its predecessors as an investment professional since 1999. He has been President of the Trust since April 2014 and served as a Vice President of the Trust from 2003 through March 2014. Mr. Egan began his investment career in 1999 and earned a B.A. from Middlebury College and an M.A. from the University of Chicago.
Mr. Litfin has been associated with the Investment Manager since 2015 and has been a Vice President of the Trust since March 2016. Prior to joining the Investment Manager, Mr. Litfin served as a portfolio manager and analyst for funds that invested in small- and mid-cap companies. Mr. Litfin began his investment career in 1993 and earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.
Shareholders should retain this Supplement for future reference.
SUP110_12_005_(03/17)